Exhibit 10.37

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of March 11, 2016 by and between ACCELERIZE INC., a Delaware corporation (“Grantor”), formerly known as Accelerize New Media, Inc., and AGILITY CAPITAL II, LLC, a California limited liability company (“Lender”).

RECITALS

Lender has agreed to make certain advances of money and to extend certain financial accommodations to Grantor in the amounts and manner set forth in that certain Loan Agreement by and between Lender and Grantor (as amended from time to time, the “Loan Agreement”) dated on or about the date hereof. Capitalized terms used herein have the meaning assigned in the Loan Agreement. Lender is willing to make the financial accommodations to Grantor, but only upon the condition, among others, that Grantor shall grant to Lender a security interest in all of Grantor’s right title, and interest in, to and under all of the Collateral whether presently existing or hereafter acquired

NOW, THEREFORE, Grantor agrees as follows:

AGREEMENT

To secure performance of Grantor’s obligations under the Loan Agreement, Grantor grants to Lender a security interest in all of Grantor’s right, title and interest in Grantor’s intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits). This security interest is granted in conjunction with the security interest granted to Lender under the Loan Agreement. Each right, power and remedy of Lender provided for herein shall not preclude the simultaneous or later exercise by Lender of any or all other rights, powers or remedies.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed as of the first date written above.

Address of Grantor:	ACCELERIZE INC.

20411 SW Birch Street, Suite 250 Newport Beach, CA 92660	By: /s/ Brian Ross _____________________ Name: Brian Ross _______________________ Title: CEO ____________________________

Address of Lender:	AGILITY CAPITAL II, LLC

812 Anacapa Street, Suite A Santa Barbara, CA 93101	By: /s/ Jeffrey Carmody _________________ Name: Jeffrey Carmody ____________________ Title: Managing Partner ___________________

EXHIBIT A

Copyrights

If None, check this box: ☑

Title	Registration Number	Registration Date

EXHIBIT B

Patents

If None, check this box: ☐

Title	Serial No./ Patent Number	Application Date/ Issue Date

LEAD GENERATION MANAGEMENT SYSTEM	13/020240*	February 3, 2011

* Indicates dead, abandoned or cancelled patent

EXHIBIT C

Trademarks

If None, check this box: ☐

Description	Serial / Registration Number	Application /Registration Date

CAKE	85566187*	March 10, 2012

	4225522	October 16, 2012

*Indicates dead, abandoned or cancelled trademark